UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 10, 2005

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-31305	22-3802649
(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000
(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

Amendment to 2004 Management Restricted Stock Plan

On May 10, 2005, the Board of Directors of Foster Wheeler Ltd. adopted the Second Amendment to the Foster Wheeler Ltd. 2004 Management Restricted Stock Plan. (the “Plan Amendment”).  The Plan Amendment clarifies that the Board itself has the authority to make awards to the members of the Board.  This is consistent with a 2004 amendment to Foster Wheeler's bye-laws. A copy of the Plan Amendment is filed as Exhibit 99.1 hereto and is hereby incorporated by reference.

Item 9.01 - Financial Statements and Exhibits

(d)	Exhibits

	99.1	Form of Second Amendment to the Foster Wheeler Ltd. 2004 Management Restricted Stock Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

Date: November 8, 2005	By:	/s/ Thierry Desmaris
Name: Thierry Desmaris
Title: Vice President and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Form of Second Amendment to the Foster Wheeler Ltd. 2004 Management Restricted Stock Plan.